This is filed pursuant to Rule 497(c).
File Nos. 2-61564 and 811-02835.

For more information about the Fund, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

o Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:    c/o Alliance Fund Services, Inc.
            P.O. Box 1520
            Secaucus, New Jersey 07096

By phone:   For Information and Literature: (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

In person:  at the Securities and Exchange Commission's Public Reference Room in
            Washington, D.C.

By phone:   202-942-8090 (for information on the operation of the public reference room only)

By mail:    Public Reference Section
            Securities and Exchange Commission
            Washington, DC 20549-0102
            (duplicating fee required)

By electronic mail: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

------------------------------------------------------
Table of Contents
-----------------
RISK/RETURN SUMMARY...............................   2
FEES AND EXPENSES OF THE FUND.....................   3
OTHER INFORMATION ABOUT THE FUND'S
OBJECTIVES, STRATEGIES, AND RISKS.................   3
   Investment Objectives and Strategies...........   3
   Risk Considerations............................   4
MANAGEMENT OF THE FUND............................   6
PURCHASE AND SALE OF SHARES.......................   6
   How The Fund Values Its Shares.................   6
   How To Buy Shares..............................   6
   How To Sell Shares.............................   7
   Other..........................................   7
DIVIDENDS, DISTRIBUTIONS, AND TAXES...............   7
DISTRIBUTION ARRANGEMENTS.........................   8
GENERAL INFORMATION...............................   8
FINANCIAL HIGHLIGHTS..............................   8
------------------------------------------------------

                                                               File No. 811-2835
                                                                      ACRPRO1199

--------------------------------------------------------------------------------

Alliance
Capital
Reserves

--------------------------------------------------------------------------------

Prospectus
November 1, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

      The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

      Objectives: The investment objectives of the Fund are--in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund pursues its objectives by maintaining a portfolio of high-quality, U.S.
dollar-denominated money market securities.

      Principal Risks: The principal risks of investing in the Fund are:

      o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in debt securities.

      o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Fund's investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE AND BAR CHART INFORMATION

      The performance table shows the Fund's average annual total returns and the bar chart shows the Fund's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Fund by showing:

      o the Fund's average annual total returns for one, five, and 10 years; and

      o changes in the Fund's performance from year to year over 10 years.

      The Fund's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for the Fund by calling
(800) 221-9513 or your financial intermediary.

                                PERFORMANCE TABLE

                 1 Year              5 Years           10 Years
--------------------------------------------------------------------------------
                  4.71%               4.50%              5.02%
--------------------------------------------------------------------------------

                                    BAR CHART

[The following information was depicted as a bar chart in the printed material.]

  8.70%   7.70%   5.62%   3.34%   2.46%   3.33%   5.14%   4.58%   4.77%   4.71%

   89      90      91      92      93      94      95      96      97      98

                                                               Calendar Year End

      During the period shown in the bar chart, the highest return for a quarter was 2.23% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.60% (quarter ending September 30, 1993).

--------------------------------------------------------------------------------
                          FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) and Example

The example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, the Fund's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

        ANNUAL FUND OPERATING EXPENSES                     EXAMPLE
    --------------------------------------      -----------------------------
    Management Fees.................  .46%      1 Year.................  $102
    Distribution (12b-1) Fees.......  .25%      3 Years................  $318
    Other Expenses..................  .29%      5 Years................  $552
                                     ----       10 Years...............$1,225
    Total Operating Expenses........ 1.00%

--------------------------------------------------------------------------------
      OTHER INFORMATION ABOUT THE FUND'S OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the Prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Fund.

      Please note:

      o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

      o There can be no assurance that the Fund will achieve its investment objectives.

Investment Objectives and Strategies

      As a money market fund, the Fund must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Fund's investments. Under that Rule, the Fund's investments must each have a remaining maturity of no more than 397 days and the Fund must maintain an average weighted maturity that does not exceed 90 days.

      The Fund's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loans associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion, or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion (or, if not rated, determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or, if not rated, determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o variable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      The Fund does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances, and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

Risk Considerations

      The Fund's principal risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

      The Fund may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Fund may be unable to sell the security due to legal or contractual restrictions on resale.

      The Fund's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Fund's investments.

      The Fund also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

      Year 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Fund or its major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

      The Year 2000 issue is a high priority for the Fund and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and nonmission critical systems applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

      Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Fund. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is completed. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

      The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

      There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers, will not operate as intended and that the systems and applications of third-party suppliers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed cost estimates. Should the significant computer systems and applications used by the Fund or its major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 118 separate investment portfolios, currently have more than 4.8 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Fund. For the fiscal year ended June 30, 1999, the Fund paid Alliance .46% as a percentage of average daily net assets.

      Pursuant to the Advisory Agreement, unless changed by a vote of the Fund's shareholders, the Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses exceed 1% of its average daily net assets for any fiscal year.

      Alliance makes significant payments from its own resources, which include the management fees paid by the Fund, to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Fund shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Fund Values Its Shares

      The Fund's net asset value or NAV is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Fund business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

      To calculate NAV, the Fund's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase the Fund's shares by instructing your Account Executive to invest in the Fund in connection with your brokerage account.

      You also may purchase the Fund's shares directly from Alliance Fund Services, Inc., or AFS. To obtain an Application Form, please telephone AFS toll-free at (800) 237-5822. In addition, you may obtain information about the Form, purchasing shares, or other Fund procedures by calling this number.

      Minimum Investment Amounts
      o Initial                     $1,000
      o Subsequent                    $100
      o Minimum Maintenance Amount    $500

      These minimums do not apply to shareholder ac counts maintained through financial intermediaries, which may maintain their own minimums.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft made payable to your brokerage firm to your Account Executive, who will deposit it into the Fund. Please indicate your brokerage account number.

      By Sweep:

      Your brokerage firm may offer an automatic "sweep" for the Fund in the operation of brokerage cash accounts for its customers. Contact your Account Executive to determine if a sweep is available and what the sweep requirements are.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Fund business day by contacting your Account Executive. If you do not maintain your shares through a financial intermediary and recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Fund is reasonably satisfied the check or electronic funds transfer has cleared (which may take up to 15 days).

      You also may redeem your shares:

      o By Sweep:

      If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover a debit balance that occurs in your brokerage account for any reason.

      o By Checkwriting:

      With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

      The Fund has two transaction times each Fund business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 p.m., Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      The Fund offers a variety of shareholder services. For more information about these services, telephone AFS at (800) 221-5672.

      A transaction, service, administrative or other similar fee may be charged by your financial broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------

      The Fund's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Fund expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Fund's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. The Fund's distributions also may be subject to certain state and local taxes.

      Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of its distributions for the year.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Fund has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows it to pay asset-based sales charges or distribution and service fees in connection with the distribution of its shares. The amount of these fees is .25% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, appears in the SAI, which is available upon request.

                                                                              Year Ended June 30
                                                           =======================================================
                                                             1999        1998        1997        1996        1995
                                                           =======     =======     =======     =======     =======
Net asset value, beginning of period ...................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                           -------     -------     -------     -------     -------
Income from Investment Operations
Net investment income ..................................     .0430       .0471       .0452       .0471       .0447(a)
Net gains or losses on securities ......................     .0000       .0000       .0000       .0000       .0000
                                                           -------     -------     -------     -------     -------
Total from investment operations .......................     .0430       .0471       .0452       .0471       .0447
                                                           -------     -------     -------     -------     -------
Less: Distributions
Dividends ..............................................    (.0430)     (.0471)     (.0452)     (.0471)     (.0447)
Distributions ..........................................     .0000       .0000       .0000       .0000       .0000
                                                           -------     -------     -------     -------     -------
Total distributions ....................................    (.0430)     (.0471)     (.0452)     (.0471)     (.0447)
                                                           -------     -------     -------     -------     -------
Net asset value, end of period .........................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                           =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (b) ...      4.40%       4.83%       4.63%       4.82%       4.57%
Ratios/Supplemental Data
Net assets, end of period (in millions) ................   $10,278     $ 8,015     $ 5,733     $ 4,804     $ 3,024
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .........       .99%       1.00%       1.00%       1.00%       1.00%
   Expenses, before waivers and reimbursements .........       .99%       1.00%       1.00%       1.00%       1.03%
   Net investment income ...............................      4.29%       4.71%       4.53%       4.69%       4.51%(a)

--------------------------------------------------------------------------------
(a)   Net of expenses reimbursed or waived by Alliance.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

This is filed pursuant to Rule 497(c).
File Nos. 2-61564 and 811-02835.

(LOGO)                                 ALLIANCE CAPITAL RESERVES
________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1999
________________________________________________________________

                        TABLE OF CONTENTS
                                                             Page

The Fund....................................................    2
Investment Objectives and Policies..........................    2
Investment Restrictions.....................................    9
Management..................................................   11
Purchase and Redemption of Shares...........................   19
Additional Information......................................   22
Daily Dividends-Determination of Net Asset Value............   25
Taxes.......................................................   26
General Information.........................................   27
Appendix-Commercial Paper and Bond Ratings..................30-31
Financial Statements........................................
Independent Auditor's Report................................
_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1999. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                            THE FUND
_______________________________________________________________

         Alliance Capital Reserves (the "Fund") is one of two portfolios of Alliance Capital Reserves (the "Trust"), a diversified, open-end investment company. The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since formation in April 1978. The other portfolio, Alliance Money Reserves, is described in a separate Prospectus and Statement of Additional Information, which may be obtained from Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, toll free
(800) 221-5672.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

         The Fund's objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7). Accordingly, the Fund's investments may include the following diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation or denominated in U.S. dollars and issued by U.S. branches of foreign banks and foreign branches of U.S. banks, in each case having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. (the "Adviser") to be of quality equivalent to that of other such instruments in which the Fund may invest. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.
The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including variable amount master demand notes and funding agreements, of prime quality [i.e. rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's]. For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see Floating and Variable Rate Obligations below. To the extent that the Fund invests in such instruments, including commercial paper issued by foreign companies meeting the rating criteria specified above, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards.

         4. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.1 Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397
____________________

1.  As used throughout the Prospectus and Statement of Additional
    Information, the term assets shall refer to the Funds total assets.

days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days notice.

         The Fund also invests in variable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.
Accordingly, when these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

         Reverse Repurchase Agreements. While the Fund has not previously and has no future plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         Asset-backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, the special purpose entity is deemed to be the issuer of the asset-backed security. However, the Fund is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

         Illiquid Securities. The Fund may also invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale (other than those restricted securities determined to be liquid as described below) and repurchase agreements not terminable within seven days. As to illiquid securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Funds net assets could be adversely affected.

         Liquid Restricted Securities. The Fund may also purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933 (the "Securities
Act").

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Fund may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission (the "Commission") has stated that Section 4(2) paper may be determined to be liquid by the Fund's Trustees, so long as certain conditions, which are described below, are met.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Commission adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

         The Fund's Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

         (i) the frequency of trades and quotations for the security;

         (ii) the number of dealers making quotations to purchase or sell the security;

         (iii) the number of other potential purchasers of the security;

         (iv) the number of dealers undertaking to make a market in the security;

         (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

         (vi) any applicable Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

         (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

         (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         Senior Securities. The Fund will not issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

         General. While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally restricts its portfolio to the types of investments summarized above. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The Fund's investment objectives may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below.

         Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.


         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). An unrated security may also be an Eligible Security if the Adviser determines that it is of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. A first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Funds assets will not constitute a violation of that restriction.

         The Fund:

         1. May not purchase any security which has a maturity date more than one year2 from the date of the Fund's purchase;

         2. May not invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) neither all finance companies as a group nor all utility companies as a group are considered a single industry;

         3.   May not invest more than 5% of its assets in the
securities of any one issuer3 (exclusive of securities issued or
____________________

2. Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

3.
    As a matter of operating policy, pursuant to Rule 2a-7, the Fund will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

         4. May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         5. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         6. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

         7. May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements;

         8. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days
(which may be considered to be illiquid); or

         9. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

_______________________________________________________________

                           MANAGEMENT
_______________________________________________________________

Trustees and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and principal officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, N.Y. 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Trust as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser.

Trustees

         DAVE H. WILLIAMS4 , 67, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC")5 , sole general partner of the Adviser with which he has been associated since prior to 1994.

         JOHN D. CARIFA4, 54, is the President, Chief Operating
Officer and a Director of ACMC with which he has been associated since prior to 1994.

         SAM Y. CROSS, 72, was, since prior to December 1993, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is Executive-In-Residence at the School of International and Public Affairs, Columbia University. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.
____________________

4.  An "interested person" of the Fund as defined in the Act.

5.  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         CHARLES H. P. DUELL, 61, is President of Middleton Place Foundation with which he has been associated since prior to 1994. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DAVID K. STORRS, 55, is President and Chief Executive Officer of Alternative Investment Group, LLC (an investment firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1994. His address is 65 South Gate Road, Southport, Connecticut 06490.

         SHELBY WHITE, 61, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.

Officers

         RONALD M. WHITEHILL - President, 61, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since prior to 1994.

         KATHLEEN A. CORBET - Senior Vice President, 39, is an
Executive Vice President of ACMC with which she has been associated since prior to 1994.

         DREW BIEGEL - Senior Vice President, 48, is a Vice
President of ACMC which he has been associated with since prior to 1994.

         JOHN R. BONCZEK - Senior Vice President, 39, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         ROBERT I. KURZWEIL - Senior Vice President, 48, is a
Vice President of ACMC with which he has been associated since prior to 1994.

         WAYNE D. LYSKI - Senior Vice President, 58, is an
Executive Vice President of ACMC with which he has been associated since prior to 1994.

         PATRICIA ITTNER - Senior Vice President, 48, is a Vice
President of ACMC with which she has been associated since prior to 1994.

         RAYMOND J. PAPERA - Senior Vice President, 43, is a
Senior Vice President of ACMC with which he has been associated since prior to 1994.

         KENNETH T. CARTY - Vice President, 38, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         JOHN F. CHIODI, Jr. - Vice President, 33, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         DORIS T. CILIBERTI - Vice President, 35, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1994.

         MARIA R. CONA - Vice President, 44, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1994.

         WILLIAM J. FAGAN - Vice President, 37, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1994.

         JOSEPH R. LASPINA -Vice President, 39, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1994.


         LINDA N. KELLEY - Vice President, 39, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1994.



         EDMUND P. BERGAN, Jr. - Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1994.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of AFD with which he has been associated since prior to 1994.

         VINCENT S. NOTO - Controller, 34, is an Assistant Vice
President of AFS with which he has been associated since prior to 1994.

         ANDREW L. GANGOLF - Assistant Secretary, 45, is a Vice
President and Assistant General Counsel of AFD with which he has been associated since December 1994.

         DOMENICK PUGLIESE - Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concord Holding Corporation since prior to 1994 .

         EMILIE D. WRAPP - Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD with which she has been associated since prior to 1994.

         As of October 8, 1999, the Trustees and officers as a group owned more than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1999, the aggregate compensation paid to each of the Trustees during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                               Total Number  Total Number
                                               of Funds in   of Investment
                                               the Alliance  Portfolios
                                 Total         Fund Complex, Within the Funds,
                                 Compensation  Including the Including the
                                 From the      Fund, as to   Fund, as to
                                 Alliance Fund which the     which the
Name of            Aggregate     Complex,      Trustee is a  Trustee is a
Trustee            Compensation  Including the Director or   Director or
of the Fund        From the Fund Fund          Trustee       Trustee
___________        ____________  _____________ _____________ _______________

Dave H. Williams      $-0-         $-0-                6            15
John D. Carifa        $-0-         $-0-               50           116
Sam Y. Cross          $2,881       $ 12,000            3            12
Charles H.P. Duell    $2,881       $ 12,000            3            12
William H. Foulk, Jr. $2,881       $241,003           45           111
David K. Storrs       $2,881       $ 12,000            3            12
Shelby White          $2,881       $ 12,000            3            12


The Adviser

         The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading global investment adviser supervising client accounts with assets as of September 30, 1999 totaling $317.3 billion. The Adviser has eight offices in the United States. Subsidiaries of the Adviser operate out of offices in Bahrain, Bangalore, Calculta, Chennai, Istanbul, Johannesburg, London, Luxembourg, Madrid, Mumbai, New Delhi, Paris, Pune, Singapore, Sydney, Tokyo and Toronto, and affiliate offices are located in Cairo, Hong Kong, Moscow, Sao Paulo, Seoul, Vienna and Warsaw. The Adviser and its subsidiaries employ over 2,000 persons worldwide.

         The Adviser's clients are primarily major corporate employee benefit fund, public employee retirement systems, investment companies, foundations and endowment funds. There are 52 U.S.-registered investment companies managed by the Adviser, comprising 118 separate investment portfolios. There are also 105 non-U.S. investment companies, comprising 127 separate investment portfolios, managed by the Adviser and its affiliates. These investment portfolios currently have approximately 4.8 million shareholder accounts, in aggregate. As of September 30, 1999, the Adviser was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of the The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser.
Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.6 Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of the Fund's net assets in excess of $3
____________________

6. Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Advisers.

billion. The fee is accrued daily and paid monthly under the Advisory Agreement. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1997, 1998 and 1999, the Adviser received from the Fund advisory fees of $25,922,659, $31,190,832 and $43,181,153, respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $172,000, $176,500 and $178,000 in respect of such services for the fiscal years ended June 30, 1997, 1998 and 1999, respectively.

         The Fund has made arrangements with certain broker-dealers, including Pershing, Division of Donaldson, Lufkin & Jenrette Securities Corporation (Pershing), an affiliate of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Pershing) for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid such broker-dealers a total of $1,840,626, $6,980,773 and $14,426,435, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 2000 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 21, 1999.

         The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with AFD (the "Distributor") which applies to both series of the Trust. Pursuant to the Plan, the Fund pays to the Distributor a Rule 12b-1 distribution services fee which may not exceed an annual rate of .25 of 1% of the Trust's (equal to each of its series') aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Trust and its shareholders. During the fiscal year ended June 30, 1999, the Fund made payments to the Distributor for expenditures under the Agreement in amounts aggregating $23,461,752 which constituted .25 of 1% at an annual rate of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $28,569,273. Of the $52,031,025 paid by the Adviser and the Fund under the Agreement, $2,490,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders (the Fund's pro rata share was approximately $1,122,743); and $49,541,025 was paid to broker-dealers and other financial intermediaries for distribution assistance (the Fund's pro rata share was approximately $22,339,009).

         The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Trust. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Trust's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 2000 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 21, 1999.

The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

    Accounts Not Maintained Through Financial Intermediaries

    Opening Accounts -- New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1)   Telephone the Fund toll-free at (800) 824-1916.
              The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 0002 8
              State Street Bank and Trust Company
              Boston, MA  02101
              Alliance Capital Reserves
              DDA 9903-279-9

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

              Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Capital Reserves," to Alliance
              Fund Services, Inc. as in A(3) above.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)


         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Capital Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

    Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) via orders given to AFS by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by AFS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AFS after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service, subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

         The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_______________________________________________________________

                     ADDITIONAL INFORMATION
_______________________________________________________________

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. (Eastern time) transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday, exclusive of New Years Day, Martin Luther King, Jr. Day, Presidents Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. However, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.

_______________________________________________________________

        DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of additional classes would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter affecting all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         At October 8, 1999, there were 10,728,954,238 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of October 8, 1999:

                                       No. of                % of
                                       Shares               Class

Pershing As Agent                      7,839,626,840          73%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022


         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New
York, counsel for the Fund and the Adviser. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Fund. Effective
September 25, 1999, the Fund's auditors for the fiscal year ending June 30, 2000 are PricewaterhouseCoopers LLP.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net changes over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

    effective yield = [(base period return + 1) 365/7] - 1.

         The Fund's yield for the seven-day period ended June 30, 1999 was 4.12% which is the equivalent of a 4.21% compounded effective yield. Current yield information can be obtained by a recorded message by telephoning toll-free at (800) 221-9513.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration

Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS.

--------------------------------------------------------------------------------

  Alliance
  Capital
  Reserves

                           Alliance Capital [LOGO](R)


  Annual Report
  June 30, 1999


--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
June 30, 1999                                          Alliance Capital Reserves
================================================================================

Principal
 Amount
 (000)      Security(a)                       Yield                     Value
--------------------------------------------------------------------------------
            CERTIFICATES OF DEPOSIT-30.6%
            Barclays Bank Plc
$   50,000  5.61%, 6/14/00..........           5.66%         $     49,977,083
            Bayerische Landesbank
   260,000  4.89%, 3/30/00 (b)......           4.95               259,885,346
            Canadian Imperial
            Bank
   120,000  5.10%, 9/15/99..........           5.10               120,000,000
            Cariplo NY
    55,000  4.90%, 8/18/99..........           4.89                55,000,724
            Credit Communal
            De Belgique
    75,000  5.02%, 9/07/99..........           5.02                75,000,000
   115,000  5.29%, 9/30/99..........           5.29               115,000,000
            Deutsche Bank
    87,000  4.88%, 8/16/99 (b)......           4.95                86,992,707
    90,000  5.11%, 2/22/00..........           5.16                89,980,384
   135,000  5.44%, 6/01/00..........           5.49               134,940,331
    67,000  5.58%, 6/12/00..........           5.63                66,981,674
            Hessische Landesbank
    80,000  5.22%, 2/29/00..........           5.24                79,987,186
            National Westminster
            Bank
   328,000  4.88%, 4/17/00 (b)......           4.94               327,853,430
   105,000  5.67%, 7/05/00..........           5.72               104,959,227
            Nordeutsche
            Landesbank
    85,000  5.05%, 2/14/00..........           5.08                84,984,645
    95,000  5.26%, 5/18/00..........           5.30                94,967,749
   175,000  5.66%, 7/27/99..........           5.71               174,994,278
            Rabo Bank
    70,000  5.11%, 2/18/00..........           5.16                69,987,137
    85,000  5.35%, 5/24/00..........           5.40                84,963,293
   122,000  5.65%, 7/26/99..........           5.70               121,995,997
            State Street Bank &
            Trust Co.
   150,000  4.95%, 9/13/99..........           4.95               150,000,000
            Toronto Dominion
            Bank
   175,000  4.81%, 8/09/99 (b)......           4.87               174,989,046
    65,000  5.07%, 2/17/00..........           5.10                64,986,122
   120,000  5.27%, 3/02/00..........           5.30               119,976,148
            UBS Finance Delaware,
            Inc.
    45,000  5.16%, 2/28/00..........           5.19                44,991,382
    70,000  5.22%, 5/10/00..........           5.26                69,976,818
    75,000  5.29%, 3/07/00..........           5.12                75,071,798
    65,000  5.29%, 5/19/00..........           5.34                64,972,342
    30,000  5.34%, 5/30/00..........           5.39                29,929,816
   150,000  5.36%, 5/30/00..........           5.61               149,934,050
                                                             ----------------
            Total Certificates of
            Deposit
            (amortized cost
            $3,143,278,713).........                            3,143,278,713
                                                             ----------------
            COMMERCIAL PAPER-29.8%
            Associates Corp. of
            North America
    75,000  8/23/99.................           4.88                74,461,166
    50,000  8/24/99.................           5.14                49,614,500
    40,000  8/25/99.................           5.14                39,685,889
            BAA Plc
    25,870  9/15/99.................           4.84                25,605,666
            Banc One Corp.
   110,000  8/16/99 (c).............           5.03               109,293,006
            Banque Caisse
            D'Epargne L'Etat
    72,000  8/12/99.................           4.82                71,595,120
    15,000  8/24/99.................           5.18                14,883,450
    26,820  8/03/99.................           5.23                26,691,420
            Banque Generale Du
            Luxembourg
    25,000  8/06/99.................           4.82                24,879,500
            Bil North America, Inc.
    45,000  8/10/99.................           4.79                44,760,500
    40,000  9/15/99.................           4.82                39,592,978
            CBA (Finance) Delaware,
            Inc.
    50,000  9/15/99.................           4.84                49,489,111
            CS First Boston,
            Guernsey
    50,000  9/13/99 (c).............           4.82                49,504,611
    65,000  9/09/99 (c).............           4.87                64,384,486
    45,000  9/21/99 (c).............           4.87                44,500,620
    30,000  8/20/99 (c).............           5.06                29,789,167
            CS First Boston, Inc.
    30,000  8/25/99 (c).............           4.88                29,776,333
    40,000  8/26/99 (c).............           4.90                39,695,111
    40,000  9/01/99 (c).............           4.90                39,662,445
            Dresdner Bank
   200,000  8/24/99.................           5.14               198,458,000
            First Chicago Financial
            Corp.
    35,000  8/25/99.................           4.82                34,742,264
    35,000  9/10/99.................           4.85                34,665,215
   175,000  7/14/99.................           4.99               174,684,660

STATEMENT OF NET ASSETS (continued)                    Alliance Capital Reserves
================================================================================

Principal
 Amount
 (000)      Security(a)                        Yield                    Value
--------------------------------------------------------------------------------
            Ford Motor Credit
            Corp.
$  445,000  7/01/99.................           5.75%         $    445,000,000
            GE Capital
            International Funding
    65,000  8/24/99.................           5.15                64,497,875
    85,000  8/25/99.................           5.22                84,322,125
            General Electric Capital
            Corp.
   125,000  8/31/99.................           4.93               123,955,799
            Goldman Sachs Group LP
    33,000  9/15/99.................           5.10                32,644,700
            Government
            Development Bank of
            Puerto Rico
    60,000  7/01/99.................           5.00                60,000,000
            J.P. Morgan & Co., Inc.
    50,000  9/27/99.................           4.83                49,409,667
    60,000  9/15/99.................           5.04                59,361,600
    77,000  9/15/99.................           5.05                76,179,094
            Morgan Stanley Group,
            Inc.
   100,000  7/01/99.................           5.75               100,000,000
            National City Corp.
    50,000  8/11/99.................           5.18                49,705,028
    70,000  8/13/99.................           5.20                69,565,222
            Park Avenue Receivables
            Corp.
   180,000  8/25/99 (c).............           5.35               178,528,750
            Sheffield Receivables
            Corp.
    36,700  7/15/99 (c).............           5.05                36,627,925
            Shell Finance
    86,000  8/02/99.................           4.82                85,631,538
            Societe Generale N.A.,
            Inc.
   110,000  8/25/99.................           4.89               109,178,208
            Southern Co.
    60,000  7/14/99.................           4.99                59,891,883
            Thames Global Asset
            Funding
     8,000  9/15/99 (c).............           5.10                 7,913,867
            UNI Funding, Inc.
    60,000  7/15/99.................           4.82                59,887,533
                                                             ----------------
            Total Commercial Paper
            (amortized cost
            $3,062,716,032).........                            3,062,716,032
                                                             ----------------
            CORPORATE OBLIGATIONS-15.5%
            American General
            Annuity Insurance Co.
            Funding Agreement
    20,000  4.95%, 9/01/99 (d)......           4.95                20,000,000
            General American
            Funding Corp.
            Funding Agreement
   405,000  5.12%, 7/09/99 FRN......           5.12               405,000,000
            General Electric
            Capital Corp.
   180,000  4.95%, 4/12/00 FRN......           4.95               180,000,000
            Hartford Life Insurance
            Co. Funding Agreement
    50,000  4.96%, 2/27/00 FRN (d)..           4.96                50,000,000
            J.P. Morgan & Co., Inc.
   200,000  4.82%, 7/07/99
            FRN MTN.................           4.84               199,997,280
            John Hancock Funding
            Agreement
   100,000  4.94%, 3/31/00 FRN (d)..           4.94               100,000,000
            Merrill Lynch & Co., Inc.
    35,000  5.09%, 2/07/00 MTN......           5.09                35,000,000
    57,000  5.33%, 9/30/99 FRN......           5.33                57,000,000
            Prudential of America
            Insurance Co. Funding
            Agreement
    69,000  4.94%, 11/30/00 FRN.....           4.94                69,000,000
            Security Benefit Life
            Insurance Co. Funding
            Agreement
    30,000  5.06%, 10/14/99 FRN (d).           5.06                30,000,000
            Security Life of Denver
            Funding Agreement
    50,000  5.24%, 10/25/99 FRN (d).           5.24                50,000,000
            Sigma Finance
   150,000  5.00%, 9/15/99 FRN (c)..           5.00               150,000,000
   137,000  5.20%, 6/30/00 FRN (c)..           5.20               137,000,000
            Travelers Life
            Funding Agreement
    50,000  4.98%, 11/03/99 FRN (d).           4.98                50,000,000
    50,000  4.98%, 2/11/00 FRN (d)..           4.98                50,000,000
    10,000  5.05%, 10/21/99 FRN (d).           5.05                10,000,000
                                                             ----------------

            Total Corporate Obligations
            (amortized cost
            $1,592,997,280).........                            1,592,997,280
                                                             ----------------

                                                       Alliance Capital Reserves
================================================================================

Principal
 Amount
 (000)      Security(a)                        Yield                    Value
--------------------------------------------------------------------------------
            BANK OBLIGATIONS-8.1%
            Abbey National Treasury
            Services
$  140,000  4.80%, 7/15/99 FRN......           4.87%         $    139,996,593
            Barclays Bank Plc
   175,000  4.91%, 6/14/00 FRN......           4.96               174,919,084
            CS First Boston,
            Guernsey
    85,000  5.00%, 9/23/99 MTN (c)..           5.00                85,000,000
            European American Bank
    75,000  4.95%, 8/26/99..........           4.95                75,000,000
            First National Bank
    75,000  5.60%, 6/14/00..........           5.65                74,965,621
            Lasalle National Bank
    75,000  4.05%, 8/19/99..........           4.98                74,999,114
            Royal Bank of Canada
   195,000  5.44%, 8/25/99 FRN......           5.52               194,977,022
            Wachovia Bank
    20,000  4.97%, 11/22/99.........           5.15                19,980,281
                                                             ----------------
            Total Bank Obligations
            (amortized cost
            $839,837,715)...........                              839,837,715
                                                             ----------------
            TIME DEPOSITS-6.8%
            Dresdner Bank
   247,400  5.00%, 7/01/99..........           5.00               247,400,000
            Republic National Bank
   140,000  5.88%, 7/01/99..........           5.88               140,000,000
            Societe Generale Bank
    70,000  6.00%, 7/01/99..........           6.00                70,000,000
            Westdeutsche
            Landesbank
   239,100  5.81%, 7/01/99..........           5.81               239,100,000
                                                             ----------------
            Total Time Deposits
            (amortized cost
            $696,500,000)...........                              696,500,000
                                                             ----------------
            U.S. GOVERNMENT
            AGENCY OBLIGATIONS-5.1%
            Aid Housing Guaranty
            Project Portugal
    10,938  5.59%, 12/01/16 FRN.....           5.59                10,937,500
            Federal Home Loan Bank
    85,000  5.00%, 2/10/00..........           5.00                85,000,000
            Student Loan
            Marketing Assn.
    72,000  5.56%, 11/24/99 FRN.....           5.59                71,991,360
   200,000  5.59%, 2/04/00 FRN......           5.61               199,976,624
   159,000  5.61%, 11/09/99 FRN.....           5.70               158,966,331
                                                             ----------------
            Total U.S. Government
            Agency Obligations
            (amortized cost
            $526,871,815)...........                              526,871,815
                                                             ----------------
            PROMISSORY NOTES-4.6%
            Goldman Sachs Group LP
   120,000  4.98%, 8/02/99 (c)......           4.98               120,000,000
   180,000  4.98%, 10/12/99 (c).....           4.98               180,000,000
   170,000  5.03%, 11/19/99 (c).....           5.03               170,000,000
                                                             ----------------
            Total Promissory Notes
            (amortized cost
            $470,000,000)...........                              470,000,000
                                                             ----------------
            TOTAL INVESTMENTS-100.5%
            (amortized cost
            $10,332,201,555)........                           10,332,201,555
            Other assets less
            liabilities-(0.5%)......                              (54,531,142)
                                                             ----------------
            NET ASSETS-100%
            (offering and redemption
            price of $1.00 per share;
            10,278,391,211 shares
            outstanding)............                         $ 10,277,670,413
                                                             ================

--------------------------------------------------------------------------------

(a) All securities either mature or their interest rate changes in 397 days or less.

(b)   Variable Rate Security. Stated interest rate in effect at June 30, 1999.

(c) Securities issued in reliance on section 4(2) or Rule 144A of the Securities and Exchange Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to $1,471,676,321, representing 14.3% of net assets.

(d) Funding Agreements which are illiquid securities and subject to restrictions as to resale. These securities amounted to $360,000,000, representing 3.5% of net assets (see Note A).

      Glossary of Terms:

      FRN Floating Rate Note
      MTN Medium Term Note

      See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended June 30, 1999                               Alliance Capital Reserves
================================================================================

INVESTMENT INCOME
   Interest ..................................................                      $  495,160,412
EXPENSES
   Advisory fee (Note B) .....................................   $    43,181,153
   Distribution assistance and administrative service (Note C)        38,066,187
   Transfer agency (Note B) ..................................         8,823,715
   Registration fees .........................................         1,009,571
   Printing ..................................................           768,071
   Custodian fees ............................................           738,960
   Audit and legal fees ......................................           149,720
   Trustees' fees ............................................            16,824
   Miscellaneous .............................................           118,163
                                                                 ---------------
   Total expenses ............................................                          92,872,364
                                                                                    --------------
   Net investment income .....................................                         402,288,048
REALIZED LOSS ON INVESTMENTS
   Net realized loss on investment transactions ..............                              (2,661)
                                                                                    --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................                      $  402,285,387
                                                                                    ==============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                    Year Ended       Year Ended
                                                                  June 30, 1999     June 30, 1998
                                                                 ---------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income .....................................   $   402,288,048    $  316,730,840
   Net realized loss on investment transactions ..............            (2,661)          (10,016)
                                                                 ---------------    --------------
   Net increase in net assets from operations ................       402,285,387       316,720,824
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income .....................................      (402,288,048)     (316,730,840)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase (Note E) .....................................     2,263,106,082     2,281,771,645
                                                                 ---------------    --------------
   Total increase ............................................     2,263,103,421     2,281,761,629
NET ASSETS
   Beginning of year .........................................     8,014,566,992     5,732,805,363
                                                                 ---------------    --------------
   End of year ...............................................   $10,277,670,413    $8,014,566,992
                                                                 ===============    ==============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999                                          Alliance Capital Reserves
================================================================================

NOTE A: Significant Accounting Policies

Alliance Capital Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Capital Reserves (the "Portfolio") and Alliance Money Reserves, each of which is considered to be a separate entity for financial reporting and tax purposes. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Valuation of Securities

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Certain illiquid securities containing unconditional puts at par value are also valued at amortized cost.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Dividends

The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. Investment Income and Investment Transactions

Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Transactions with an Affiliate of the Adviser

The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50% on the first $1.25 billion of average daily net assets; .49% on the next $.25 billion; .48% on the next $.25 billion; .47% on the next $.25 billion; .46% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. No reimbursement was required for the year ended June 30, 1999.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $4,186,890 for the year ended June 30, 1999.

For the year ended June 30, 1999, the Fund's expenses were reduced by $50,720 under an expense offset arrangement with Alliance Fund Services.

--------------------------------------------------------------------------------

NOTE C: Distribution Assistance and Administrative Services Plan

Under this Plan, the Portfolio pays Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, a distribution fee at the annual rate of .25% of the average daily value of the Portfolio's net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1999, the distribution fee amounted to $23,461,752. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection

NOTES TO FINANCIAL STATEMENTS (continued)              Alliance Capital Reserves
================================================================================

with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1999, such payments by the Portfolio amounted to $14,604,435, of which $178,000 was paid to the Adviser.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

At June 30, 1999, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1999, the Portfolio had a capital loss carryforward of $719,581, of which $85,995 expires in 2001, $49,939 expires in 2002, $464,313 expires in 2003, $106,987 expires in
2004, $887 expires in 2005, $2,275 expires in 2006 and $9,185 expires in the year 2007.

--------------------------------------------------------------------------------

NOTE E: Transactions in Shares of Beneficial Interest

An unlimited number of shares ($.001 par value) are authorized. At June 30, 1999, capital paid-in aggregated $10,278,391,211. Transactions, all at $1.00 per share, were as follows:

                                                   Year Ended           Year Ended
                                                    June 30,             June 30,
                                                      1999                 1998
                                                ---------------      ---------------
Shares sold .................................    14,536,904,651       24,542,949,413
Shares issued on reinvestments of dividends..       402,288,048          316,730,840
Shares redeemed .............................   (12,676,086,617)     (22,577,908,608)
                                                ---------------      ---------------
Net increase ................................     2,263,106,082        2,281,771,645
                                                ===============      ===============

FINANCIAL HIGHLIGHTS                                   Alliance Capital Reserves
================================================================================

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each
Year

                                                                                    Year Ended June 30,
                                                            -----------------------------------------------------------------
                                                              1999          1998           1997          1996           1995
                                                            -------       -------        -------       -------        -------
Net asset value, beginning of year....................      $  1.00       $  1.00        $  1.00       $  1.00        $  1.00
                                                            -------       -------        -------       -------        -------
Income from Investment Operations
Net investment income.................................        .0430         .0471          .0452         .0471          .0447(a)
                                                            -------       -------        -------       -------        -------
Less: Dividends
Dividends from net investment income..................       (.0430)       (.0471)        (.0452)       (.0471)        (.0447)
                                                            -------       -------        -------       -------        -------
Net asset value, end of year..........................      $  1.00       $  1.00        $  1.00       $  1.00        $  1.00
                                                            =======       =======        =======       =======        =======
Total Return
Total investment return based on net asset value (b)..         4.40%         4.83%          4.63%         4.82%          4.57%

Ratios/Supplemental Data
Net assets, end of year (in millions).................      $10,278       $ 8,015        $ 5,733       $ 4,804        $ 3,024
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements........          .99%         1.00%          1.00%         1.00%          1.00%
   Expenses, before waivers and reimbursements........          .99%         1.00%          1.00%         1.00%          1.03%
   Net investment income..............................         4.29%         4.71%          4.53%         4.69%          4.51%(a)

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

INDEPENDENT AUDITOR'S REPORT                           Alliance Capital Reserves
================================================================================

To the Board of Trustees and Shareholders
Alliance Capital Reserves Portfolio

We have audited the accompanying statement of net assets of Alliance Capital Reserves Portfolio as of June 30, 1999 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Capital Reserves Portfolio as of June 30, 1999, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


/s/ McGladrey & Pullen, LLP

McGladrey & Pullen, LLP
New York, New York
July 23, 1999

______________________________________________________________

                            APPENDIX
______________________________________________________________


A-1+, A-1, Prime-1, Fitch-1 and Duff 1 Commercial Paper Ratings

         "A-1+" is the highest, and "A-1" the second highest, commercial paper ratings assigned by Standard & Poor's and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime". Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long-term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management.
Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small.

AAA & AA and Aaa & Aa Bond Ratings

         Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest.

Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.

This is filed pursuant to Rule 497(c).
File Nos. 2-61564 and 811-02835.

For more information about the Fund, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

o Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:    c/o Alliance Fund Services, Inc.
            P.O. Box 1520
            Secaucus, New Jersey 07096

By phone:   For Information and Literature: (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

In person:  at the Securities and Exchange Commission's Public Reference Room in
            Washington, D.C.

By phone:   202-942-8090 (for information on the operation of the public reference room only)

By mail:    Public Reference Section
            Securities and Exchange Commission
            Washington, DC 20549-0102
            (duplicating fee required)

By electronic mail: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

--------------------------------------------------------------------------------

Table of Contents
-----------------

RISK/RETURN SUMMARY .......................................................    2
FEES AND EXPENSES OF THE FUND .............................................    3
OTHER INFORMATION ABOUT THE FUND'S
OBJECTIVES, STRATEGIES, AND RISKS .........................................    3
   Investment Objectives and Strategies ...................................    3
   Risk Considerations ....................................................    4
MANAGEMENT OF THE FUND ....................................................    6
PURCHASE AND SALE OF SHARES ...............................................    6
   How The Fund Values Its Shares .........................................    6
   How To Buy Shares ......................................................    6
   How To Sell Shares .....................................................    7
   Other ..................................................................    7
DIVIDENDS, DISTRIBUTIONS, AND TAXES .......................................    7
DISTRIBUTION ARRANGEMENTS .................................................    7
GENERAL INFORMATION .......................................................    8
FINANCIAL HIGHLIGHTS ......................................................    8

--------------------------------------------------------------------------------

                                                               File No. 811-2835
                                                               AMRPR01199



--------------------------------------------------------------------------------
Alliance
Money
Reserves
--------------------------------------------------------------------------------

Prospectus
November 1, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

      The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


      The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

      Objectives: The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

      Principal Investment Strategy: The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund pursues its objectives by maintaining a portfolio of high-quality, U.S.
dollar-denominated money market securities.

      Principal Risks: The principal risks of investing in the Fund are:

      o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in debt securities.

      o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Fund's investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

      PERFORMANCE AND BAR CHART INFORMATION

      The performance table shows the Fund's average annual total returns and the bar chart shows the Fund's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Fund by showing:

      o the Fund's average annual total returns for one and five years and the life of the Fund; and

      o changes in the Fund's performance from year to year over the life of the Fund.

      The Fund's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for the Fund by calling
(800) 221-9513 or your financial intermediary.

                                PERFORMANCE TABLE

                                                                          Since
                                              1 Year      5 Year      Inception*
--------------------------------------------------------------------------------
                                              4.71%       4.49%           5.20%
--------------------------------------------------------------------------------

*     Inception date: 2/16/89.

                                    BAR CHART

                               [GRAPHIC OMITTED]

 [The following table was represented as a bar chart in the printed material.]

                                                               Calendar Year End

 89     90       91       92       93       94       95       96       97       98
-----------------------------------------------------------------------------------
n/a   7.97%    5.66%    3.32%    2.46%    3.26%    5.14%    4.59%    4.77%    4.71%

      During the period shown in the bar chart, the highest return for a quarter was 1.91% (quarter ending March 31, 1990) and the lowest return for a quarter was 0.59% (quarter ending September 30, 1993).

--------------------------------------------------------------------------------
                          FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) and Example

The example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, the Fund's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                         ANNUAL FUND OPERATING EXPENSES
================================================================================

Management Fees .....................................................      .50%
Distribution (12b-1) Fees ...........................................      .25%
Other Expenses ......................................................      .27%
                                                                          ----
Total Operating Expenses ............................................     1.02%
Waiver and/or Expense Reimbursement* ................................     (.02)%
                                                                          ----
Net Expenses ........................................................     1.00%

                                    EXAMPLE*
================================================================================

1 Year .................................................                  $  102
3 Years ................................................                  $  318
5 Years ................................................                  $  552
10 Years ...............................................                  $1,225

----------
* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of the Fund's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses so that the Fund's expense ratio does not exceed 1.00%.

--------------------------------------------------------------------------------
      OTHER INFORMATION ABOUT THE FUND'S OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the Prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Fund.

      Please note:

      o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

      o There can be no assurance that the Fund will achieve its investment objectives.

Investment Objectives and Strategies

      As a money market fund, the Fund must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Fund's investments. Under that Rule, the Fund's investments must each have a remaining maturity of no more than 397 days and the Fund must maintain an average weighted maturity that does not exceed 90 days.

      The Fund's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

      o high-quality commercial paper (or, if not rated, determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o variable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      The Fund does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances, and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

Risk Considerations

      The Fund's principal risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

      The Fund may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Fund may be unable to sell the security due to legal or contractual restrictions on resale.

      The Fund's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Fund's investments.

      The Fund also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

      Year 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Fund or its major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

      The Year 2000 issue is a high priority for the Fund and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive manage-ment to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and nonmission critical systems applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

      Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Fund. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is completed. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

      The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

      There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers, will not operate as intended and that the systems and applications of third-party suppliers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed cost estimates. Should the significant computer systems and applications used by the Fund or its major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 118 separate investment portfolios, currently have more than 4.8 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Fund. For the fiscal year ended June 30, 1999, the Fund paid Alliance .48% as a percentage of average daily net assets, net of any waivers. (See the "Annual Fund Operating Expenses" at the beginning of the Prospectus for more information about fee waivers.)

      Alliance makes significant payments from its own resources, which include the management fees paid by the Fund, to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Fund shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Fund Values Its Shares

      The Fund's net asset value or NAV is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Fund business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

      To calculate NAV, the Fund's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase the Fund's shares by instructing your Account Executive to invest in the Fund in connection with your brokerage account.

      You also may purchase the Fund's shares directly from Alliance Fund Services, Inc., or AFS. To obtain an Application Form, please telephone AFS toll-free at (800) 237-5822. In addition, you may obtain information about the Form, purchasing shares, or other Fund procedures by calling this number.

      Minimum Investment Amounts
      o Initial                                                           $1,000
      o Subsequent                                                          $100
      o Minimum Maintenance Amount                                          $500

      These minimums do not apply to shareholder accounts maintained through financial intermediaries, which may maintain their own minimums.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft made payable to your brokerage firm to your Account Executive, who will deposit it into the Fund. Please indicate your brokerage account number.

      By Sweep:

      Your brokerage firm may offer an automatic "sweep" for the Fund in the operation of brokerage cash accounts for its customers. Contact your Account Executive to determine if a sweep is available and what the sweep requirements are.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Fund business day by contacting your Account Executive. If you do not maintain your shares through a financial intermediary and recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Fund is reasonably satisfied the check or electronic funds transfer has cleared (which may take up to 15 days).

      You also may redeem your shares:

      o By Sweep:

      If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover a debit balance that occurs in your brokerage account for any reason.

      o By Checkwriting:

      With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

      The Fund has two transaction times each Fund business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 p.m., Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      The Fund offers a variety of shareholder services. For more information about these services, telephone AFS at (800) 221-5672.

      A transaction, service, administrative or other similar fee may be charged by your financial broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------

      The Fund's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Fund expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Fund's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. The Fund's distributions also may be subject to certain state and local taxes.

      Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of its distributions for the year.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Fund has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows it to pay asset-based sales charges or distribution and service fees in connection with the distribution of its shares. The amount of these fees is .25% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, appears in the SAI, which is available upon request.

                                                                       Year Ended June 30
                                                       ==================================================
                                                        1999       1998       1997       1996       1995
                                                       ======     ======     ======     ======     ======
Net asset value, beginning of period ...............   $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                       ------     ------     ------     ------     ------
Income from Investment Operations
Net investment income (a) ..........................     .043       .047       .045       .047       .045
Net gains or losses on securities ..................     .000       .000       .000       .000       .000
                                                       ------     ------     ------     ------     ------
Total from invest operations .......................     .043       .047       .045       .047       .045
                                                       ------     ------     ------     ------     ------
Less: Distributions
Dividends ..........................................    (.043)     (.047)     (.045)     (.047)     (.045)
Distributions ......................................     .000       .000       .000       .000       .000
                                                       ------     ------     ------     ------     ------
Total distributions ................................    (.043)     (.047)     (.045)     (.047)     (.045)
                                                       ------     ------     ------     ------     ------
Net asset value, end of period .....................   $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                       ======     ======     ======     ======     ======
Total Return
Total investment return based on net asset value (b)     4.39%      4.83%      4.64%      4.81%      4.50%
Ratios/Supplemental Data
Net assets, end of year (in millions) ..............   $1,407     $1,166     $1,011     $  755     $2,510
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....     1.00%      1.00%      1.00%      1.00%      1.00%
   Expenses, before waivers and reimbursements .....     1.02%      1.02%      1.06%      1.00%      1.04%
   Net investment income (a) .......................     4.28%      4.72%      4.55%      4.80%      4.53%

----------

(a)   Net of expenses reimbursed or waived by Alliance.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

This is filed pursuant to Rule 497(c).
File Nos. 2-61564 and 811-02835.

(LOGO)                            ALLIANCE CAPITAL RESERVES
                                  - Alliance Money Reserves

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1999
________________________________________________________________

                        TABLE OF CONTENTS
                                                 Page

The Fund....................................................    2

Investment Objective and Policies...........................    2

Investment Restrictions.....................................    9

Management..................................................   11

Purchase and Redemption of Shares...........................   21

Additional Information......................................   24

Daily Dividends-Determination of Net Asset Value............   27

Taxes.......................................................   28

General Information.........................................   29

Appendix-Commercial Paper and Bond Ratings..................   33

Financial Statements........................................

Independent Auditor's Report................................
________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1999. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                            THE FUND
________________________________________________________________

         Alliance Money Reserves (the "Fund") is one of two portfolios of Alliance Capital Reserves (the "Trust"), a diversified, open-end investment company. The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since formation in April 1978. The other portfolio, also named Alliance Capital Reserves, is described in a separate Prospectus and Statement of Additional Information, which may be obtained from Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, toll free (800) 221-5672.

________________________________________________________________

                INVESTMENT OBJECTIVE AND POLICIES
________________________________________________________________

         The Fund's objective is maximum current income, to the extent it is consistent with safety of principal and liquidity. As a matter of fundamental policy, the Fund pursues its objective by maintaining a portfolio of high-quality U.S. dollar-denominated money market securities, all of which at the time of investment have remaining maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended, (the "Act"), may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7). Accordingly, the Fund may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.
The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including funding agreements and variable amount master demand notes, of high quality [i.e. rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc., ("Moody's") Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies which have an outstanding debt issue rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's and participation interests in loans extended by banks to such companies.] For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Floating and Variable Rate Obligations" below. The Fund may make investments in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign branches of U.S. banks and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Fund makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

         4. Repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers that are eligible under the procedures adopted by the Trustees of the Trust for evaluating and monitoring such vendors' creditworthiness. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.7 Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are
____________________

7.  As used throughout the Prospectus and Statement of Additional
    Information, the term "assets" shall refer to the Fund's total assets.

obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

         The Fund also invests in variable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.
Accordingly, when these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

         Reverse Repurchase Agreements. While the Fund has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         Asset-backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, the special purpose entity is deemed to be the issuer of the asset-backed security. However, the Fund is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

         Illiquid Securities. The Fund may also invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale (other than those restricted securities determined to be liquid as described below) and repurchase agreements not terminable within seven days. As to illiquid securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

         Liquid Restricted Securities. The Fund may also purchase restricted securities that are determined by Alliance Capital Management L.P. (the "Adviser") to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933 (the "Securities Act").

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Fund may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission (the "Commission") has stated that Section 4(2) paper may be determined to be liquid by the Fund's Trustees, so long as certain conditions, which are described below, are met.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Commission adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

         The Fund's Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

         (i) the frequency of trades and quotations for the security;

         (ii) the number of dealers making quotations to purchase or sell the security;

         (iii) the number of other potential purchasers of the security;

         (iv) the number of dealers undertaking to make a market in the security;

         (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
               and

         (vi) any applicable Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

         (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

         (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         Senior Securities. The Fund will not issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

General

         There can be no assurance, as is true with all investment companies, that the Fund's objective will be achieved.
The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets.

         The Fund's investment objective may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). An unrated security may also be an Eligible Security if the Adviser determines that it is of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. A first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

________________________________________________________________

                     INVESTMENT RESTRICTIONS
________________________________________________________________

         The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

         The Fund:

         1. May not purchase any security which has a maturity date more than one year8 from the date of the Fund's purchase;

         2. May not invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) neither all finance companies as a group nor all utility companies as a group are considered a single industry:

         3.   May not invest more than 5% of its assets in the
securities of any one issuer9 (exclusive of securities issued or guaranteed by the United States Government, its agencies or
____________________

8. Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

9. As a matter of operating policy, pursuant to Rule 2a-7, the Fund will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

         4. May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         5. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         6. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

         7. May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements;

         8. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days
(which may be considered to be illiquid); or

         9. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

________________________________________________________________

                           MANAGEMENT
________________________________________________________________

Trustees and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and principal officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Trust as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser.

Trustees

DAVE H. WILLIAMS10 , 67, Chairman, is Chairman of the Board of
Directors of Alliance Capital Management Corporation ("ACMC")11 , sole general partner of the Adviser with which he has been associated since prior to 1994.

         JOHN D. CARIFA10, 54, is the President, Chief Operating
Officer and a Director of ACMC with which he has been associated since prior to 1994.

         SAM Y. CROSS, 72, was, since prior to December 1993, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. He is Executive-In-Residence at the School of International and Public Affairs, Columbia University. His address is 200 East 66th Street, New York, New York 10021.

____________________

10. An "interested person" of the Fund as defined in the Act.

11. For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         CHARLES H. P. DUELL, 61, is President of Middleton Place Foundation with which he has been associated since prior to 1994. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DAVID K. STORRS, 55, is President and Chief Executive Officer of Alternative Investment Group, LLC (an investment firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1994. His address is 65 South Gate Road, Southport, Connecticut 06490.

         SHELBY WHITE, 61, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.

Officers

         RONALD M. WHITEHILL - President, 61, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since prior to 1994.

         KATHLEEN A. CORBET - Senior Vice President, 39, is an
Executive Vice President of ACMC with which she has been associated since prior to 1994.

         DREW BIEGEL - Senior Vice President, 48, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         JOHN R. BONCZEK - Senior Vice President, 39, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         ROBERT I. KURZWEIL - Senior Vice President, 48, is a
Vice President of ACMC with which he has been associated since prior to May 1994.

         WAYNE D. LYSKI - Senior Vice President, 58, is an
Executive Vice President of ACMC with which he has been associated since prior to 1994.

         PATRICIA ITTNER - Senior Vice President, 48, is a Vice
President of ACMC with which she has been associated since prior to 1994.

         RAYMOND J. PAPERA - Senior Vice President, 43, is a
Senior Vice President of ACMC with which he has been associated since prior to 1994.

         KENNETH T. CARTY - Vice President, 38, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         JOHN F. CHIODI, Jr. - Vice President, 33, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         DORIS T. CILIBERTI - Vice President, 35, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1994.

         MARIA R. CONA - Vice President, 44, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1994.

         WILLIAM J. FAGAN - Vice President, 37, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1994.

         JOSEPH R. LASPINA - Vice President, 39, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1994.

         LINDA N. KELLEY - Vice President, 39, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1994.

         EDMUND P. BERGAN, Jr. - Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1994.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of AFD with which he has been associated since prior to 1994.

         VINCENT S. NOTO - Controller, 34 is an Assistant Vice
President of AFS with which he has been associated since prior to 1994.

         ANDREW L. GANGOLF - Assistant Secretary, 45, is a Vice
President and Assistant General Counsel of AFD with which he has been associated since December 1994.

         DOMENICK PUGLIESE - Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concord Holding Corporation since prior to 1994 .

         EMILIE D. WRAPP - Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD with which she has been associated since prior to 1994.

         As of October 18, 1999 the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1999, the aggregate compensation paid to each of the Trustees during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                               Total Number  Total Number
                                               of Funds in   of Investment
                                               the Alliance  Portfolios
                                Total          Fund Complex, Within the Funds,
                                Compensation   Including the Including the
                                From the       Fund, as to   Fund, as to
                                Alliance Fund  which the     which the
Name of           Aggregate     Complex,       Trustee is a  Trustee is a
Trustee           Compensation  Including the  Director or   Director or
of the Fund       From the Fund Fund           Trustee       Trustee
___________       ____________  ______________ _____________ _______________

Dave H. Williams       $-0-     $-0-                6              15
John D. Carifa         $-0-     $-0-                50            116
Sam Y. Cross           $1,706   $ 12,000            3              12
Charles H.P. Duell     $1,706   $ 12,000            3              12
William H. Foulk, Jr.  $1,706   $241,003            45             111
David K. Storrs        $1,706   $ 12,000            3              12
Shelby White           $1,706   $ 12,000            3              12


The Adviser

         The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading global investment adviser supervising client accounts with assets as of September 30, 1999 totaling $317.3 billion. The Adviser has eight offices in the United States. Subsidiaries of the Adviser operate out of offices in Bahrain, Bangalore, Calculta, Chennai, Istanbul, Johannesburg, London, Luxembourg, Madrid, Mumbai, New Delhi, Paris, Pune, Singapore, Sydney, Tokyo and Toronto, and affiliate offices are located in Cairo, Hong Kong, Moscow, Sao Paulo, Seoul, Vienna and Warsaw. The Adviser and its subsidiaries employ over 2,000 persons worldwide.

         The Adviser's clients are primarily major corporate employee benefit fund, public employee retirement systems, investment companies, foundations and endowment funds. There are 52 U.S.-registered investment companies managed by the Adviser, comprising 118 separate investment portfolios. There are also 105 non-U.S. investment companies, comprising 127 separate investment portfolios, managed by the Adviser and its affiliates. These investment portfolios currently have approximately 4.8 million shareholder accounts, in aggregate. As of September 30,

1999, the Adviser was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of the The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser. Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the
Adviser.12   Equity interests in Alliance Holding are traded on
the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly under the
____________________

12. Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Advisers.

Advisory Agreement. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1997, 1998 and 1999, the Adviser received from the Fund advisory fees (net of reimbursement for each fiscal year) of $4,003,676 (net of $498,276 of expense reimbursement), $5,418,833
(net of $268,438 of expense reimbursement) and $6,724,074 (net of $304,024 of expense reimbursement), respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative, accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. In respect of such services for the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid to the Adviser a total of $134,000, $137,000 and $138,000, respectively.

         The Fund has made arrangements with certain broker-dealers, including Pershing, Division of Donaldson, Lufkin & Jenrette Securities Corporation ("Pershing"), an affiliate of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Pershing) for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid such broker-dealers a total of $558,619, $1,033,468 and $1,822,974, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 2000 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 21, 1999.

         The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined by the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with AFD (the "Distributor") which applies to both series of the Trust. Pursuant to the Plan, the Fund pays to the Distributor a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .25 of 1% of the Trust's (equal to each of its series') aggregate average daily net assets. In addition, under the Agreement, the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. During the fiscal year ended June 30, 1999, the Fund made payments to the Distributor for expenditures under the Agreement in amounts aggregating $3,521,988 which constituted .25 of 1% at an annual rate of the Fund's average daily net assets and the Adviser made payments from its own resources as described above aggregating $4,554,976. Of the $8,076,964 paid by the Adviser and the Fund under the Agreement, $993,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders (the Fund's pro rata share was approximately $432,993); and $7,083,964 was paid to broker-dealers and other financial intermediaries for distribution assistance (the Fund's pro rata share was approximately $3,088,995).

         The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Trust. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Trust's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Trust's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 2000 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 21, 1999. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Trust nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
________________________________________________________________

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

         Accounts Not Maintained Through Financial Intermediaries

Opening Accounts -- New Investments

         A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1) Telephone the Fund toll-free at (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number, (social security number for an individual). The Fund will then provide you with an account number.

         2)    Instruct your bank to wire Federal funds (minimum
               $1,000) exactly as follows:

               ABA 0110 0002 8
               State Street Bank and Trust Company
               Boston, MA  02101
               Alliance Money Reserves
               DDA 9903-279-9

               Your account name as registered with the Fund
               Your account number as registered with the Fund

         3)    Mail a completed Application Form to:

               Alliance Fund Services, Inc.
               P.O. Box 1520
               Secaucus, New Jersey  07096-1520

         B.    When Funds are Sent by Check

         1)    Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Money Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

         A.   Investments by Wire (to obtain immediate credit)

              Instruct your bank to wire Federal funds (minimum
$100) to State Street Bank and Trust Company ("State Street
Bank") as in A(2) above.

         B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Money Reserves," to Alliance Fund Services,
Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the

Fund.  Checks drawn on banks which are not members of the Federal
Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    C.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) via orders given to AFS by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by AFS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AFS after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    D.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

         The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    E.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

________________________________________________________________

                     Additional Information
________________________________________________________________

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. (Eastern time) transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number.

Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day (observed), Good Friday, Memorial Day, (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. However, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wire redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.

________________________________________________________________

        DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE
________________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. (Eastern time) (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund maintains procedures designed to maintain to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

________________________________________________________________

                              TAXES
________________________________________________________________

         The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code"), and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

________________________________________________________________

                       General Information
________________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval.

Accordingly, the Trustees in the future, for reasons such as the desire to establish additional portfolios with different investment objectives, policies or restrictions may create additional classes or series of shares. Any issuance of shares of additional classes would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter affecting all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Trust, are set forth in Section 16(c) of the Act.

         At October 8, 1999, there were 1,649,451,537 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of October 8, 1999:

                                    No. of            % of
Name and Address                    Shares            Class

Bidwell & Co.                       337,073,690       20%
Omnibus Account
209 Southwest Oak Street
Portland, OR  97204-2714

National Financial Services Corp    128,425,400       7.79%
FBO Our Customers
PO Box 3752
Church Street Station
New York, NY  10008-3752

Ragen Mackenzie Inc.                329,581,951       19.98%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
999 3rd Ave Suite 4300
Seattle, WA  98104-4081

Robertson Stephens & Co.            226,663,385       13.74%
555 California St #2600
San Francisco, CA  94104-1502

Pershing As Agent                   495,220,907       30.02%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Trust and the Adviser. Seward & Kissel LLP has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Trust.
Effective September 25, 1999, the Fund's auditors for the fiscal year ending June 30, 2000 are Pricewaterhouse Coopers LLP.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net changes over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

effective yield = [(base period return + 1)365/7] - 1.

         Dividends for the seven days ended June 30, 1999, after expense reimbursement, amounted to an annualized yield of 4.12% equivalent to an effective yield of 4.21%. Absent such reimbursement, the annualized yield for such period would have been 4.10%, equivalent to an effective yield of 4.19%. Current yield information can be obtained by a recorded message by telephoning toll-free at (800) 221-9513 or in New York State at
(212) 785-9106.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

_______________________________________________________________

     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
______________________________________________________________

--------------------------------------------------------------------------------

Alliance
Money
Reserves

                           Alliance Capital [LOGO](R)

Annual Report
June 30, 1999

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
June 30, 1999                                            Alliance Money Reserves
================================================================================

 Principal
  Amount
   (000)   Security(a)                                     Yield       Value
--------------------------------------------------------------------------------
           CERTIFICATES OF
           DEPOSIT -- 33.3%
           Barclays Bank Plc
$ 20,000   4.91%, 6/14/00 (b) .....................         4.96%   $ 19,990,752
  10,000   5.61%, 6/14/00 .........................         5.66       9,995,417
           Bayerische Landesbank
  42,000   4.89%, 3/30/00 (b) .....................         4.95      41,981,479
           Canadian Imperial
           Bank
  15,000   5.10%, 9/15/99 .........................         5.10      15,000,000
           Cariplo NY
   5,000   4.90%, 8/18/99 .........................         4.89       5,000,066
           Credit Communal
           De Belgique
  20,000   5.29%, 9/30/99 .........................         5.29      20,000,000
           Deutsche Bank
  13,000   4.88%, 8/16/99 (b) .....................         4.95      12,998,910
  10,000   5.11%, 2/22/00 .........................         5.16       9,997,821
  20,000   5.44%, 6/01/00 .........................         5.49      19,991,160
  15,000   5.58%, 6/12/00 .........................         5.63      14,995,897
           Hessische Landesbank
  15,000   5.22%, 2/29/00 .........................         5.24      14,997,597
           National Westminster
           Bank
  55,000   4.88%, 4/17/00 (b) .....................         4.94      54,975,423
  15,000   5.67%, 7/05/00 .........................         5.72      14,994,175
           Nordeutsche
           Landesbank
  15,000   5.05%, 2/14/00 .........................         5.08      14,997,290
  10,000   5.26%, 5/18/00 .........................         5.30       9,996,605
  10,000   5.66%, 7/27/99 .........................         5.71       9,999,659
           Rabo Bank
  30,000   5.11%, 2/18/00 .........................         5.16      29,994,487
  18,000   5.65%, 7/26/99 .........................         5.70      17,999,410
           State Street Bank &
           Trust Co.
  25,000   4.95%, 9/13/99 .........................         4.95      25,000,000
           Toronto Dominion
           Bank
  25,000   4.81%, 8/09/99 (b) .....................         4.87      24,998,435
  15,000   5.07%, 2/17/00 .........................         5.10      14,996,797
  20,000   5.27%, 3/02/00 .........................         5.30      19,996,025
           UBS Finance Delaware,
           Inc.
  10,000   5.16%, 2/28/00 .........................         5.19       9,998,085
  10,000   5.22%, 5/10/00 .........................         5.26       9,996,688
  20,000   5.34%, 5/30/00 .........................         5.39      19,991,207
   5,000   5.36%, 5/30/00 .........................         5.61       4,988,303
                                                                    ------------
           Total Certificates of
           Deposit
           (amortized cost
           $467,871,688) ..........................                  467,871,688
                                                                    ------------
           COMMERCIAL PAPER -- 28.4%
           Associates Corp. of
           North America
  10,000   8/25/99 ................................         5.14       9,921,472
           BAA Plc
   5,000   9/15/99 ................................         4.84       4,948,911
           Banc One Corp.
  10,000   8/16/99 ................................         5.03       9,935,728
           Banco de Santander
           P.R.
  25,000   7/13/99 ................................         4.82      24,959,833
  12,504   9/14/99 ................................         5.07      12,371,927
           Bil North America, Inc.
   5,000   8/10/99 ................................         4.79       4,973,389
  10,000   9/15/99 ................................         4.82       9,898,244
   7,500   7/20/99 ................................         4.83       7,480,881
   4,000   7/23/99 ................................         4.83       3,988,194
           CBA (Finance) Delaware,
           Inc.
  10,000   9/15/99 ................................         4.84       9,897,822
           CS First Boston,
           Guernsey
  15,000   9/09/99 (c) ............................         4.87      14,857,958
  10,000   8/20/99 (c) ............................         5.06       9,929,722
           Dresdner Bank
  40,000   8/24/99 ................................         5.14      39,691,600
           First Chicago Financial
           Corp.
  15,000   7/14/99 ................................         4.99      14,972,971
           Ford Motor Credit
           Corp.
  30,000   7/01/99 ................................         5.75      30,000,000
           GE Capital
           International Funding
  10,000   8/24/99 ................................         5.15       9,922,750
  20,000   8/25/99 ................................         5.22      19,840,500

STATEMENT OF NET ASSETS (continued)                      Alliance Money Reserves

 Principal
  Amount
   (000)   Security(a)                                     Yield       Value
--------------------------------------------------------------------------------
           Government
           Development Bank of
           Puerto Rico
$ 11,000   7/01/99 ................................         5.00%   $ 11,000,000
           J.P. Morgan & Co., Inc.
  15,000   9/15/99 ................................         5.04      14,840,400
   8,000   9/15/99 ................................         5.05       7,914,711
           National City Corp.
  20,000   8/11/99 ................................         5.18      19,882,011
  12,000   8/13/99 ................................         5.20      11,925,467
           Park Avenue Receivables
           Corp.
  20,000   8/25/99 (c) ............................         5.35      19,836,528
           Shell Finance
  22,800   8/10/99 ................................         5.25      22,667,000
           Societe Generale N.A.,
           Inc.
  10,000   8/25/99 ................................         4.89       9,925,292
           Thames Global Asset
           Funding
  10,000   9/15/99 (c) ............................         5.10       9,892,333
           UNI Funding, Inc.
  35,000   7/15/99 ................................         4.82      34,934,394
                                                                    ------------
           Total Commercial Paper
           (amortized cost
           $400,410,038) ..........................                  400,410,038
                                                                    ------------
           CORPORATE
           OBLIGATIONS -- 16.0%
           Allstate Life Insurance
           Funding Agreement
  20,000   4.96%, 9/01/99 FRN (d) .................         4.96      20,000,000
           American General
           Annuity Insurance Co.
           Funding Agreement
   5,000   4.95%, 9/01/99 (d) .....................         4.95       5,000,000
           General American
           Funding Corp.
           Funding Agreement
  60,000   5.12%, 7/09/99 FRN .....................         5.12      60,000,000
           General Electric
           Capital Corp.
  20,000   4.95%, 4/12/00 FRN .....................         4.95      20,000,000
           J.P. Morgan & Co., Inc.
  30,000   4.82%, 7/07/99 FRN .....................         4.86      29,999,592
           Merrill Lynch & Co., Inc.
   5,000   5.09%, 2/07/00 MTN .....................         5.09       5,000,000
  10,000   5.33%, 9/30/99 FRN .....................         5.33      10,000,000
           Prudential of America
           Insurance Co. Funding
           Agreement
  11,000   4.94%, 11/30/00 FRN ....................         4.94      11,000,000
           Security Benefit Life
           Insurance Co. Funding
           Agreement
  20,000   5.06%, 10/14/99 (d) ....................         5.06      20,000,000
           Sigma Finance
  15,000   5.00%, 9/15/99 FRN (c) .................         5.00      15,000,000
  20,000   5.20%, 6/30/00 FRN (c) .................         5.20      20,000,000
           Travelers Life
           Funding Agreement
  10,000   5.05%, 10/21/99 FRN (d) ................         5.05      10,000,000
                                                                    ------------
           Total Corporate
           Obligations
           (amortized cost
           $225,999,592) ..........................                  225,999,592
                                                                    ------------
           BANK OBLIGATIONS -- 6.4%
           Abbey National Treasury
           Services
  15,000   4.80%, 7/15/99 FRN .....................         4.87      14,999,635
           CS First Boston,
           Guernsey
  15,000   5.00%, 9/23/99 MTN (c) .................         5.00      15,000,000
           First National Bank
  15,000   5.60%, 6/14/00 .........................         5.65      14,993,124
           Lasalle National Bank
  15,000   4.95%, 8/19/99 .........................         4.98      14,999,823
           Royal Bank of Canada
  30,000   5.44%, 8/25/99 FRN .....................         5.52      29,996,465
                                                                    ------------
           Total Bank Obligations
           (amortized cost
           $89,989,047) ...........................                   89,989,047
                                                                    ------------
           TIME DEPOSITS -- 5.7%
           Republic National Bank
  50,000   5.88%, 7/01/99 .........................         5.88      50,000,000
           Societe Generale Bank
  20,000   6.00%, 7/01/99 .........................         6.00      20,000,000
           Westdeutsche
           Landesbank
  10,400   5.81%, 7/01/99 .........................         5.81      10,400,000
                                                                    ------------
           Total Time Deposits
           (amortized cost
           $80,400,000) ...........................                   80,400,000
                                                                    ------------

                                                         Alliance Money Reserves
================================================================================

 Principal
  Amount
   (000)   Security(a)                                   Yield        Value
-------------------------------------------------------------------------------
           U.S. GOVERNMENT
           AGENCY OBLIGATIONS -- 5.7%
           Federal Home Loan
           Bank
$ 15,000   5.00%, 2/10/00 .........................       5.00%  $   15,000,000
           Student Loan
           Marketing Assn.
  10,000   5.56%, 11/24/99 FRN ....................       5.59        9,998,800
  30,000   5.59%, 2/04/00 FRN .....................       5.61       29,996,494
  25,000   5.64%, 11/09/99 FRN ....................       5.70       24,994,706
                                                                 --------------
           Total U.S. Government
           Agency Obligations
           (amortized cost
           $79,990,000) ...........................                  79,990,000
                                                                 --------------
           PROMISSORY NOTES-5.0%
           Goldman Sachs
           Group LP
$ 15,000   4.98%, 8/02/99 (c) .....................       4.98%     $15,000,000
  32,000   4.98%, 10/12/99 (c) ....................       4.98       32,000,000
  23,000   5.03%, 11/19/99 (c) ....................       5.03       23,000,000
                                                                 --------------
           Total Promissory Notes
           (amortized cost
           $70,000,000) ...........................                  70,000,000
                                                                 --------------
           TOTAL INVESTMENTS -- 100.5%
           (amortized cost
           $1,414,660,365) ........................               1,414,660,365
           Other assets less
           liabilities-(0.5%) .....................                  (7,271,464)
                                                                 --------------
           NET ASSETS -- 100%
           (offering and redemption
           price of $1.00 per share;
           1,408,575,936 shares
           outstanding) ...........................              $1,407,388,901
                                                                 ==============

--------------------------------------------------------------------------------
(a) All securities either mature or their interest rate changes in 397 days or less.

(b)   Variable Rate Security. Stated interest rate in effect at June 30, 1999.

(c) Securities issued in reliance on section 4(2) or Rule 144A of the Securities and Exchange Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to $174,516,541, representing 12.4% of net assets.

(d) Funding Agreements which are illiquid securities and subject to restrictions as to resale. These securities amounted to $55,000,000, representing 3.9% of net assets (see Note A).

      Glossary of Terms:

      FRN   Floating Rate Note
      MTN   Medium Term Note

      See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended June 30, 1999                                 Alliance Money Reserves
================================================================================

INVESTMENT INCOME
   Interest ......................................................                  $ 74,347,534
EXPENSES
   Advisory fee (Note B) .........................................   $  7,028,098
   Distribution assistance and administrative service (Note C) ...      5,482,962
   Transfer agency (Note B) ......................................        860,826
   Registration fees .............................................        567,269
   Custodian fees ................................................        228,263
   Printing ......................................................        133,380
   Audit and legal fees ..........................................         50,447
   Trustees' fees ................................................         10,370
   Miscellaneous .................................................         30,362
                                                                     ------------
   Total expenses ................................................     14,391,977
   Less: expense reimbursement ...................................       (304,024)
                                                                     ------------
   Net expenses ..................................................                    14,087,953
                                                                                    ------------
   Net investment income .........................................                    60,259,581
REALIZED GAIN ON INVESTMENTS
   Net realized gain on investment transactions ..................                         1,042
                                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......................                  $ 60,260,623
                                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                         Year Ended         Year Ended
                                                       June 30, 1999      June 30, 1998
                                                      ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income ..........................   $    60,259,581    $    53,704,005
   Net realized gain on investment transactions ...             1,042              1,898
                                                      ---------------    ---------------
   Net increase in net assets from operations .....        60,260,623         53,705,903
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ..........................       (60,259,581)       (53,704,005)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase (Note E) ..........................       241,040,921        155,581,838
                                                      ---------------    ---------------
   Total increase .................................       241,041,963        155,583,736
NET ASSETS
   Beginning of year ..............................     1,166,346,938      1,010,763,202
                                                      ---------------    ---------------
   End of year ....................................   $ 1,407,388,901    $ 1,166,346,938
                                                      ===============    ===============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999                                            Alliance Money Reserves
================================================================================

NOTE A: Significant Accounting Policies

Alliance Capital Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Capital Reserves and Alliance Money Reserves (the "Portfolio"), each of which is considered to be a separate entity for financial reporting and tax purposes. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Valuation of Securities

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Certain illiquid securities containing unconditional puts at par value are also valued at amortized cost.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Dividends

The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. Investment Income and Investment Transactions

Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Transactions with an Affiliate of the Adviser

The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50% on the first $1.25 billion of average daily net assets; .49% on the next $.25 billion; .48% on the next $.25 billion; .47% on the next $.25 billion; .46% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, broker age, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the year ended June 30, 1999, the reimbursement amounted to $304,024.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $319,210 for the year ended June 30, 1999.

For the year ended June 30, 1999, the Fund's expenses were reduced by $1,568 under an expense offset arrangement with Alliance Fund Services.

--------------------------------------------------------------------------------

NOTE C: Distribution Assistance and Administrative Services Plan

Under this Plan, the Portfolio pays Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, a distribution fee at the annual rate of .25% of the average daily value of the Portfolio's net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1999, the distribution fee amounted to $3,521,988. In

NOTES TO FINANCIAL STATEMENTS (continued)                Alliance Money Reserves
================================================================================

addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and book keeping, and legal and compliance support. For the year ended June 30, 1999, such payments by the Portfolio amounted to $1,960,974, of which $138,000 was paid to the Adviser.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

At June 30, 1999, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1999, the Portfolio had a capital loss carryforward of $617,316, of which $72,812 expires in 2001, $64,655 expires in 2002 and $479,849 expires in the year 2003.

--------------------------------------------------------------------------------

NOTE E: Transactions in Shares of Beneficial Interest

An unlimited number of shares ($.001 par value) are authorized. At June 30, 1999, capital paid-in aggregated $1,408,006,217. Transactions, all at $1.00 per share, were as follows:

                                                    Year Ended        Year Ended
                                                     June 30,          June 30,
                                                       1999              1998
                                                  --------------    --------------
Shares sold ...................................    2,797,230,722     3,468,843,260
Shares issued on reinvestments of dividends ...       60,259,581        53,704,005
Shares redeemed ...............................   (2,616,449,382)   (3,366,965,427)
                                                  --------------    --------------
Net increase ..................................      241,040,921       155,581,838
                                                  ==============    ==============

FINANCIAL HIGHLIGHTS                                     Alliance Money Reserves
================================================================================

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each
Year

                                                                           Year Ended June 30,
                                                           --------------------------------------------------
                                                            1999       1998       1997       1996       1995
                                                           ------     ------     ------     ------     ------
Net asset value, beginning of year .....................   $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                           ------     ------     ------     ------     ------
Income from Investment Operations
Net investment income (a) ..............................     .043       .047       .045       .047       .045
                                                           ------     ------     ------     ------     ------
Less: Dividends
Dividends from net investment income ...................    (.043)     (.047)     (.045)     (.047)     (.045)
                                                           ------     ------     ------     ------     ------
Net asset value, end of year ...........................   $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                           ======     ======     ======     ======     ======
Total Return
Total investment return based on net asset value (b) ...     4.39%      4.83%      4.64%      4.81%      4.50%
Ratios/Supplemental Data
Net assets, end of year (in millions) ..................   $1,407     $1,166     $1,011     $  755     $2,510
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .........     1.00%      1.00%      1.00%      1.00%      1.00%
   Expenses, before waivers and reimbursements .........     1.02%      1.02%      1.06%      1.00%      1.04%
   Net investment income (a) ...........................     4.28%      4.72%      4.55%      4.80%      4.53%

--------------------------------------------------------------------------------
(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

INDEPENDENT AUDITOR'S REPORT                             Alliance Money Reserves
================================================================================

To the Board of Trustees and Shareholders
Alliance Money Reserves Portfolio

We have audited the accompanying statement of net assets of Alliance Money Reserves Portfolio as of June 30, 1999 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Money Reserves Portfolio as of June 30, 1999, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


/s/ McGladrey & Pullen, LLP

McGladrey & Pullen, LLP
New York, New York
July 23, 1999

________________________________________________________________

                            APPENDIX
________________________________________________________________

Prime-1, Prime-2, A-1, A-2, Fitch-1, Fitch-2,
Duff 1 and Duff 2 Commercial Paper Ratings

         The Fund will invest only in paper maintaining a high quality rating.

         "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

         Commercial paper issuers rate "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

         Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

         Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.

























                               A-2
00250122.AN4